EXHIBIT 23.3








                CONSENT OF NETHERLAND, SEWELL & ASSOCIATES, INC.
                ------------------------------------------------



We hereby consent to the incorporation by reference on Form 8-K of Calpine Corporation (the "Company") and to the references to this firm for the Company's estimated domestic proved reserves contained in Form 8-K for the year ended December 31, 2004.

                                       NETHERLAND, SEWELL & ASSOCIATES, INC.

                                       By: /s/ Danny D. Simmons
                                           ---------------------------------
                                            Danny D. Simmons
                                            Executive Vice President


Houston, Texas
October 11, 2005